UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2016

NOTIS GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Wilshire Blvd., Ste 1500

Los Angeles, CA 90017

(Address of principal executive offices) (zip code)

(800)-762-1452

(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Mr. Ned L. Siegel, the Chairman of the Company’s Board, entered into three separate subordinated convertible promissory notes convertible at $0.01 with the Company on March 4, 2016, March 10, 2016 and March 15, 2016, respectively, each in the principal amount of $25,000 and having a three year term and an interest rate of 8% per annum (the “Siegel Notes”).

In addition, Mr. J. Mitchell Lowe, a member of the Board, entered into one subordinated convertible promissory note convertible at $0.01 with the Company on March 15, 2016 in the principal amount of $25,000 and having a three year term and an interest rate of 8% per annum (the “Lowe Note”).

Mr. Manuel Flores and Mr. Jeffrey Goh, both members of the Board, each entered into one subordinated convertible promissory note convertible at $0.01 with the Company on March 15, 2015 in the principal amount of $2,500 and having a three year term and an interest rate of 8% per annum (the “Flores Note” and the “Goh Note,” respectively).

In connection with their funding of the Notes, Mr. Siegel, Mr. Lowe, Mr. Flores and Mr. Goh each receive a warrant, exercisable for a period of three (3) years from the date of Note, to purchase an amount of Company Common Stock equal to 50% of the principal sum under each of the Siegel Notes, the Lowe Note, the Flores Note and the Goh Note, respectively, at an exercise price equal to 200% of the applicable Conversion Price (the “Warrants”). The Exercise Price of the Warrants is $0.02.

In connection with each of the foregoing financings, the Company relied on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

The foregoing descriptions of the Notes and Warrants, do not purport to be complete and are qualified in their entirety by reference to the full text of the documents, or forms thereof, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Convertible Note

10.2	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTIS GLOBAL, INC.

Dated: March 18, 2016	By:	/s/ Jeffrey Goh
	Name:	Jeffrey Goh
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Convertible Note

10.2	Form of Warrant